FIRST CALIFORNIA FINANCIAL GROUP, INC.

An Emerging Force

in Southern California Banking

EXHIBIT 99.2

This presentation contains certain forward-looking information about First California that is intended to be covered by the safe harbor for "forward-looking statements" provided by the
Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements, and include statements related to the ongoing integration of the bank’s people and culture, implementation of First California’s new marketing and brand development strategy, potential acquisitions, the expansion in services and products offered to First California customers, the creation of operating efficiencies, adding new branch locations, strategy for attracting and retaining employees and long-term growth plans. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of First California. First
California cautions that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. Risks and uncertainties include, but are not limited to, the impact of the current national and regional economy on small business loan demand in Southern California, loan delinquency rates, the ability of First California and First California Bank to retain customers, interest rate fluctuations and the impact on margins, demographic changes, demand for the products and services of First California and First California Bank, as well as their ability to attract and retain qualified people and competition with other banks and financial institutions. If any of these risks or uncertainties materializes or if any of the assumptions underlying such forward-looking statements proves to be incorrect, First California's results could differ materially from those expressed in, or implied or projected by such forward-
looking statements. First California assumes no obligation to update such forward-looking statements. For a more complete discussion of risks and uncertainties, investors and security holders are urged to read the section titled "Risk Factors" in First California's Annual
Report on Form 10-K and any other reports filed by it with the Securities and Exchange
Commission ("SEC").
Safe Harbor Statement

Our Merger

A Merger
of Equals
2 holding companies with 3 fast growing
banks merged to form FCAL in March 2007
More than $1 billion in assets
12 branches serving vibrant Los Angeles,
Orange and Ventura counties
Complementary products and locations
Strengthens premier First California Bank
franchise

Benefits of the Merger Critical mass Economies of scale Enhanced service capabilities Stronger competitor Resources to fuel growth Larger lending limits Complementary locations and products

Conversion completed on schedule Employee outreach smoothes transition Consolidated back office operations Consolidated LPO activity Commenced First California Bank branding Merger Integration

Well-capitalized
Access to capital markets
Growth strategy in place
Commitment to growth
Plan to establish more branches
M & A opportunities in Southern California
Experienced acquisition / integration team
Well-Positioned to Grow

Recent price: $11.75 (7/18/07)
Range since merger: $11.26 - $13.95
Book value: $11.11 (6/30/07)
Shares outstanding: 11.71 million
Market capitalization: $136 million
Traded Nasdaq: FCAL
Post Merger Trading

Our Company and Market

FIRST CALIFORNIA BANK
Ventura County
Los Angeles County
Orange County
1 ANAHEIM HILLS
2 BEVERLY HILLS (LPO)
3 CAMARILLO
4 CENTURY CITY
5 EL SEGUNDO
6 ENCINO
7 IRVINE
8 OXNARD
9 SHERMAN OAKS (LPO)
10 SIMI VALLEY
11 THOUSAND OAKS
12 TORRANCE
13 VENTURA
14 WESTLAKE VILLAGE

Our Strategic Locations

12 branches, 2 LPOs
Strong presence in:
101 Freeway and 405 Freeway Corridors
Ventura through San Fernando Valley
West LA, South Bay, Orange County
Growth business markets
Ideal platform for branch expansion
Our Strategic Locations

Nearly 400,000 companies located in
service area
Dynamic business climate
Specialty: small and medium-sized
businesses
Strong demand for construction and
commercial real estate financing
Diversified loan portfolio limits risk
Focused on Business Banking

Business lending Commercial real estate lending Construction, SBA & entertainment lending Checking, savings & time deposits Cash management Online banking Our Range of Services

Service
Committed to high service standards
Client-centric
People
Attract service-oriented professionals
Enhanced advancement/reward opportunities
Ongoing education/training for 200+
employees
Our Culture

Rising employment and personal income Diversified economy in manufacturing, trade, tourism, technology and entertainment More than 5 million people employed in market Our Vibrant Marketplace

EVP, Chief Risk Officer Cheryl L. Knight
EVP, Manager Commercial
Banking, Northern Region
Thomas E. Anthony
EVP, Chief Credit Officer Robert W. Bartlett
EVP, Chief Financial Officer Romolo C. Santarosa
President, Chief Executive Officer C. G. Kum
Executive Management

Thomas Tignino Syble R. Roberts
C. G. Kum Antoinette T. Hubenette, M.D.
W. Douglas Hile Joseph N. Cohen
Donald E. Benson Richard D. Aldridge
John W. Birchfield
Vice Chairman
Robert E. Gipson
Chairman
Expanded Board of Directors

Our Performance

During Q1 redeemed $15.5 million 10.25%
fixed rate junior subordinated debentures
due July 2031
Issued $16.5 million 6.8% fixed/floating
rate junior subordinated debentures due
March 2037
Took pretax charge of $1.6 million in Q1
Will save $500,000 annual interest
Debt Refinancing Completed

Integration charges totaled $4.9 million Operating system conversion completed Back office operations combined Severance payments completed Integration/Conversion Completed

Charter Sale Completed Merger resulted in 3 bank charters Consolidated Bank under one charter Sold 2 charters for $2.4 million

2Q 2007 $731.1m $776.6m 1Q 2007 $722.4m $770.8m 4Q 2006 $365.7m $380.6m 2Q 2006 $351.2m $372.6m Loans Deposits Loans & Deposits

$752,200 $225,600 Gain $ 39.1m $ 7.1m Sold $ 7.26m $25.58m Loans Held for Sale Q2 2007 Q1 2007 Commercial Mortgage Division

Conservative credit culture Careful monitoring of loan mix by industry Low non-performing loan levels No exposure to sub-prime loans Quality Loan Portfolio

Q2 2007
$ 953
$  5,902
$  6,855
$     161
$  7,016
0.68%
Q1 2007
$  100
$  334
$  434
$  303
$  737
0.07%
Q4 2006
$    -
$    -
$    0
$  303
$  303
0.06%
Q2 2006
$  343
$    -
$  343
$    -
$  343
0.07%
(in thousands)
90 Days Past Due
Nonaccrual Loans
NPL
Foreclosed prop.
NPA
NPA/Assets
Strong Asset Quality

$2.4 million pretax gain from sale of
charters
$1.4 million pretax charge for integration
Increased commercial mortgage
originations and loan sales
Returned to positive EPS even with
residual acquisition expenses
Loans and deposits increase
Q2 2007 Overview

$ 3.110 $(1.095) Net income (loss)
$ 5.851 $(2.492) Pretax income (loss)
$ 2.375 -- Charter sale
$(1.427) $(3.476) Integration/merger
-- $(1.564) Debt refinancing
$ 4.903 $ 2.548 Income before merger
related activity
Q2 2007 Q1 2007 (in millions)
Key Financial Results

Our Goals / Outlook

Be a dominant business bank of choice in Southern California Excel in broader service based culture Attract and retain the best staff Increase profitability Enhance long-term franchise value Our Goals

Deepen integration of people/culture Complete post-conversion projects Build loan and deposit relationships Pursue marketing and branding campaigns Pursue growth opportunities Our Focus Now

We expect to gain momentum Enhance shareholder value Stock price as a multiple of book value Deliver on our promises for growth and performance Our Outlook